EXHIBIT 99.1

[LOGO OF LEVEL 3 COMMUNICATIONS]

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED "[***]," HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            MASTER SERVICE AGREEMENT

This Master Service Agreement ("Agreement") is made this 28th day of February 2005 between LEVEL 3 COMMUNICATIONS, LLC ("Level 3") and BLUEFLY, INC. ("Customer"). This Agreement provides the general terms and conditions applicable to Customer's purchase of communications services ("Service") from Level 3.

                  ARTICLE 1. ORDERS FOR AND DELIVERY OF SERVICE

1.1 SUBMISSION AND ACCEPTANCE OF CUSTOMER ORDER(s). Customer may submit requests for Service in a form designated by Level 3 ("Customer Order"). The Customer Order shall contain the duration for which Service is ordered ("Service Term") and pricing for Service. Level 3 will notify Customer of acceptance (in writing or electronically) of the Customer Order and the date by which Level 3 will install Service (the "Customer Commit Date") and Level 3 will provide Services to Customer in accordance with the applicable Customer Order. If Customer submits Customer Orders electronically, Customer shall assure that any passwords or access devices are available only to those having authority to submit Customer Orders.

1.2 CREDIT APPROVAL AND DEPOSITS. Customer will provide Level 3 with credit information as requested. Level 3 may require Customer to make a deposit as a condition of Level 3's acceptance of any Customer Order or continuation of any usage-based Service. Deposits will not exceed 2 months' estimated charges for Service and will be due upon Level 3's written request. When Service is discontinued, the deposit will be credited to Customer's account and the balance refunded.

1.3 CUSTOMER PREMISES. If access to non-Level 3 facilities is required for the installation, maintenance or removal of Level 3 equipment, Customer shall, at its expense, secure such right of access and shall arrange for the provision and maintenance of power and HVAC as needed for the proper operation of such equipment.

1.4 SCHEDULED MAINTENANCE. Scheduled maintenance will not normally result in Service interruption. If scheduled maintenance requires Service interruption, Level 3 will (i) provide Customer 7 days' prior written notice, (ii) work with Customer to try to minimize Service interruptions and (iii) use commercially reasonable efforts to perform such maintenance between midnight and 6:00 a.m. local time.

                         ARTICLE 2. BILLING AND PAYMENT

2.1 COMMENCEMENT OF BILLING. Level 3 will deliver written or electronic notice (a "Connection Notice") to Customer upon installation of Service. If Customer notifies Level 3 within 3 days after delivery of the Connection Notice that Service is not functioning properly, Level 3 shall correct any deficiencies and deliver a new Connection Notice to Customer. The date of delivery of an undisputed Connection Notice is the "Service Commencement Date". Charges shall be invoiced and commence on the Service Commencement Date, regardless of whether Customer is prepared to accept delivery of Service.

2.2 PAYMENT OF INVOICES AND DISPUTES. Invoices are delivered monthly and due 30 days after the receipt of invoice. Fixed charges are billed in advance and usage-based charges are billed in arrears. Billing for partial months is prorated. Past due amounts bear interest at 1.5% per month or the highest rate allowed by law (whichever is less). Customer is responsible for all charges respecting the Service, even if incurred as the result of unauthorized use. If Customer reasonably disputes an invoice, Customer must pay the undisputed amount and submit written notice of the disputed amount (with details of the nature of the dispute and the Services and invoice(s) disputed). Disputes must be submitted in writing within 90 days from the receipt of the invoice. If the dispute is resolved against Customer, Customer shall pay such amounts plus interest from the date originally due.

2.3 TAXES AND FEES. Except for taxes based on Level 3's net income, Customer will be responsible for all taxes that arise in any jurisdiction, including value added, consumption, sales, use, gross receipts, excise, access, bypass, franchise or other taxes, fees, duties, charges or surcharges imposed on or incident to the provision, sale or use of Service (whether imposed on Level 3 or any affiliate of Level 3). Charges for Service are exclusive of taxes. Customer may present Level 3 a valid exemption certificate and Level 3 will give effect thereto prospectively.

2.4 REGULATORY AND LEGAL CHANGES. If any change in applicable law, regulation, rule or order materially affects delivery of Service, the parties will negotiate appropriate changes to this Agreement. If the parties are unable to reach agreement within 30 days after Level 3's delivery of written notice requesting renegotiation: (a) Level 3 may pass any increased costs relating to delivery of Service through to Customer and (b) if Level 3 does so, Customer may terminate the affected Service without termination liability by delivering written notice to Level 3 within 30 days.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED "[***]," HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5     CANCELLATION AND TERMINATION CHARGES.

(A) Customer may cancel a Customer Order (or portion thereof) prior to delivery of the Connection Notice upon written notice to Level 3 identifying the affected Customer Order and Service. If Customer does so, Customer shall pay Level 3 a cancellation charge equal to the sum of: (i) for "off-net" Service, third party termination charges for the cancelled Service; (ii) for "on-net" Service, 1 month's monthly recurring charges for the cancelled Service; (iii) the non-recurring charges for the cancelled Service; and (iv) Level 3's out of pocket costs (if any) incurred in constructing facilities necessary for Service delivery.

(B) Customer may terminate Service after delivery of the Connection Notice upon 30 days' written notice to Level 3 identifying the terminated Service. If Customer does so, or if Service is terminated by Level 3 as the result of an uncured default by Customer, Customer shall pay Level 3 a termination charge equal to the sum of: (i) all unpaid amounts for Service provided through the date of termination; (ii) for "off-net" Service, third party termination charges paid by Level 3 for the Service; and (iii) for "on-net" Service, (a) [***]% of the remaining monthly recurring charges for months 1-12 of the Service Term, plus (b) [***]% of the remaining monthly recurring charges for month 13 through the end of the Service Term. The parties agree that the charges in this Section are a genuine estimate of Level 3's actual damages and are not a penalty.

                               ARTICLE 3. DEFAULT

If (A) Customer fails to make any undisputed payment when due and such failure continues for 5 business days after written notice from Level 3, or (B) either party fails to observe or perform any other material term of this Agreement and such failure continues for 30 days after written notice from the other party, then the non-defaulting party may: (i) terminate this Agreement and/or any Customer Order, in whole or in part, and/or (ii) subject to Section 4.1, pursue any remedies it may have at law or in equity.

                    ARTICLE 4. LIABILITIES AND SERVICE LEVELS

4.1 NO SPECIAL DAMAGES. Neither party shall be liable for any damages for lost profits, lost revenues, loss of goodwill, loss of anticipated savings, loss of data or cost of purchasing replacement services, or any indirect, incidental, special, consequential, exemplary or punitive damages arising out of the performance or failure to perform under this Agreement or any Customer Order.

4.2     DISCLAIMER OF WARRANTIES. LEVEL 3 MAKES NO WARRANTIES OR
REPRESENTATIONS, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE, EXCEPT THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY APPLICABLE SERVICE SCHEDULE.

4.3 SERVICE LEVELS. The "Service Level" commitments applicable to the Services are found in Level 3's Service Schedules for each Service. If Level 3 does not achieve a Service Level, a credit will be issued to Customer as set forth in the applicable Service Schedule upon Customer's request. Level 3's maintenance log and trouble ticketing systems will be used for calculating any Service Level events. To request a credit, Customer must contact Level 3 Customer Service (contact information can be found at www.level3.com) or deliver a written request (with sufficient detail necessary to identify the affected Service) within 60 days after the end of the month in which the credit was earned. In no event shall the total credits issued to Customer per month exceed the non-recurring and monthly recurring charges for the affected Service for that month. Customer's sole remedies for any outages in Service are contained in the Service Levels applicable to the affected Service.

4.4 RIGHT OF TERMINATION FOR INSTALLATION DELAY. In lieu of any Service Level credits for installation delays, if Level 3's installation of Service is delayed for more than 30 business days beyond the Customer Commit Date, Customer may terminate the affected Service upon written notice to Level 3 and without payment of any applicable termination charge, provided such written notice is delivered prior to Level 3 delivering a Connection Notice for the affected Service. This Section shall not apply to any Service where Level 3 has agreed to construct network facilities in or to a new location not previously served by Level 3.

4.5     INDEMNIFICATION.
(1) Level 3 shall indemnify, defend and hold Customer, its directors, officers, and employees harmless from any loss, damage, expense or liability resulting from or related to any non-Affiliate third party claim that the Service infringes upon any U.S. patent, copyright, trademark, service mark, trade secret or other intellectual property right of such third party; except that Level 3 shall not have any indemnification obligation under this Section to the extent such claim arises out of or is related to (i) modification of the Service by Customer, its employees, agents, representatives or contractors, (ii) the combination by Customer of the Service with any Customer Provided Service (as defined below), or (iii) Customer's use of the Service for a purposes other than as intended. If such a third party claim for which Level 3 has an indemnification obligation under this Section is, or is likely to be, made, Level 3 may, at its own option and expense, exercise any of the following remedies: (i) obtain for Customer the right to continue to use the Service consistent with this Agreement; (ii) modify the Service so that it is non-infringing and in compliance with this Agreement; or (iii) replace the Service with an alternative, non-infringing Service with equivalent functionality. The obligations set forth in this subsection (1) constitute Level 3's total responsibility to Customer with respect to any claim for patent, copyright, trademark, service mark, trade secret or other intellectual property infringement.

(2) Customer shall indemnify, defend and hold Level 3, its directors, officers, and employees harmless from any loss, damage, expense or liability resulting from or related to any non-Affiliate third party claim that any services provided or delivered by or for Customer in connection with the Service or under this Agreement ("Customer Provided Service") infringes upon any U.S. patent, copyright, trademark, service mark, trade secret or other intellectual property or proprietary right of such third party; except that Customer shall not have any indemnification obligation under this Section to the extent such claim arises out of or is related to (i) modification of such Customer Provided Service by Level 3, its employees, agents, representatives or contractors, (ii) the combination by Level 3 of the Service with the Customer Provided Service, or
(iii) Level 3's use of the Customer Provided Service for a purpose other than as intended. The obligations set forth in this subsection (2) constitute Customer's total responsibility to Level 3 with respect to any claim for patent, copyright, trademark, service mark, trade secret or other intellectual property infringement.

                            ARTICLE 5. GENERAL TERMS

5.1 FORCE MAJEURE. Neither party shall be liable, nor shall any credit allowance or other remedy be extended, for any failure of performance or equipment due to causes beyond such party's reasonable control ("force majeure event"). In the event Level 3 is unable to deliver Service as a result of a force majeure event, Customer shall not be obligated to pay Level 3 for the affected Service for so long as Level 3 is unable to deliver the affected Service.

5.2 ASSIGNMENT AND RESALE. Except for Customer assignments to Customer Affiliates or the , Customer may not assign its rights or obligations under this Agreement or any Customer Order without the prior written consent of Level 3, which will not be unreasonably withheld. Any consent required shall not be unreasonably withheld. If either party requests the other party's consent to a specific transaction pursuant to Section 5.2, the party from whom the consent is sought shall grant or deny the consent in writing within 10 days of the receipt of the written request for such consent. The denial of consent shall set forth the specific reasons for the denial. This Agreement shall apply to any permitted transferees or assignees. Customer may resell the Service to third parties, provided that Customer shall indemnify, defend and hold Level 3 harmless from any claims made against Level 3 by such third parties or any other parties or entities obtaining service through such third parties. Nothing in this Agreement, express or implied, is intended to or shall confer upon any thirty party any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

5.3 AFFILIATES. Service may be provided to Customer pursuant to this Agreement by an affiliate of Level 3, but Level 3 shall remain responsible to Customer for the delivery and performance of the Service. Customer's affiliates may purchase Service pursuant to this Agreement. Customer shall be jointly and severally liable for all claims and liabilities related to Service ordered by any Customer affiliate, and any default under this Agreement by any Customer affiliate shall also be a default by Customer.

5.4 NOTICES. All notices shall be in writing and sufficient and received if delivered in person, or when sent via facsimile, pre-paid overnight courier, electronic mail (if an e-mail address is provided below) or sent by U.S. Postal Service (or First Class International Post (as applicable)), addressed as follows:

        IF TO LEVEL 3:                              IF TO CUSTOMER:

        For billing inquiries/disputes,
        requests for Service Level credits
        and/or requests for disconnection
        of Service (other than for default):

              Level 3 Communications, LLC
              1025 Eldorado Blvd.
              Broomfield, Colorado  80021
              Attn: Director, Billing
              Facsimile: (877) 460-9867
              E-mail: billing@level3.com

     For all other notices:

              Level 3 Communications, LLC           Bluefly, Inc.
              1025 Eldorado Blvd.                   42 W. 39th Street, 9th Floor
              Broomfield, Colorado  80021           New York, New York 10018
              Attn: General Counsel                 Attn: General Counsel
              Facsimile: (720) 888-5128             Facsimile: (212) 354-3400

Either party may change its notice address upon notice to the other party. All notices shall be deemed to have been given on (i) the date delivered if delivered personally, by facsimile or e-mail (one business day after delivery if delivered on a weekend or legal holiday), (ii) the business day after dispatch if sent by overnight courier, or (iii) the third business day after posting if sent by U.S. Postal Service (or other applicable postal delivery service).

5.5 ACCEPTABLE USE POLICY; DATA PROTECTION. Customer's use of Service shall comply with Level 3's Acceptable Use Policy and Privacy Policy, as communicated in writing to Customer from time to time and which are also available through Level 3's web site at www.level3.com. Level 3 may transfer, process and store billing and utilization data and other data necessary for Level 3's operation of its network and for the performance of its obligations under this Agreement to or from the United States. Customer consents that Level 3 may (i) transfer, store and process such data in the United States; and (ii) use such data for its own internal purposes and as allowed by law. This data will not be disclosed to third parties.

5.6 MARKS AND PUBLICITY; NON-DISCLOSURE. Neither party shall have the right to use the other party's or its affiliates' trademarks, service marks or trade names without the prior written consent of the other party. Neither party shall issue any press release or other public statement relating to this Agreement, except as may be required by law or agreed between the parties in writing. Any information or documentation disclosed between the parties during the performance of this Agreement (including this Agreement) shall be subject to the terms and conditions of the applicable non-disclosure agreement then in effect between the parties.

5.7 GOVERNING LAW; AMENDMENT. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without regard to its choice of law rules. This Agreement, including any Service Schedule(s) and Customer Order(s) executed hereunder, constitutes the entire and final agreement and understanding between the parties with respect to the Service and supersedes all prior agreements relating to the Service. This Agreement may only be modified or supplemented by an instrument executed by an authorized representative of each party. No failure by either party to enforce any right(s) hereunder shall constitute a waiver of such right(s).

5.8 RELATIONSHIP OF THE PARTIES. The relationship between Customer and Level 3 shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes.

5.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. Facsimile signatures shall be sufficient to bind the parties to this Agreement.

LEVEL 3 COMMUNICATIONS, LLC ("Level 3")         BLUEFLY, INC. ("Customer")


By     /s/ Michael J. Mooney                    By     /s/ Jonathan P. Freedman
       -----------------------                         ------------------------
Name   Michael J. Mooney                        Name   Jonathan P. Freedman

Title  VP - Legal                               Title  VP and General Counsel

                                SERVICE SCHEDULE
                         (3)LINK(R) PRIVATE LINE SERVICE

1. APPLICABILITY. This Service Schedule is applicable only where Customer orders
(3)Link(R)Private Line Service.

2. DEFINITIONS. Any capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.


(A) "Protected" shall mean any Service that includes a protection scheme that allows traffic to be re-routed in the event of a fiber cut or equipment failure.

(B) "Submarine" shall mean any Service that transits any portion of Level 3's trans-oceanic network.

(C) "Terrestrial" shall mean any Service that generally transits Level 3's land-based network (with limited water crossings, including, without limitation, bay and channel crossings) and does not in any way transit Level 3's trans-oceanic network.

(D) "Unprotected" shall mean any Service that does not include a protection scheme that would allow traffic to be re-routed in the event of a fiber cut or equipment failure.

3. SERVICE DESCRIPTION. (3)Link(R)Private Line Service is a dedicated, non-switched, point to point circuit between two (2) specified locations.

4. SERVICES FROM OTHERS. Where necessary for the interconnection of (3)Link(R) Private Line Service with services provided by others, Customer will provide Level 3 with circuit facility assignment information, firm order commitment information and the design layout records necessary to enable Level 3 to make the necessary cross-connection between the (3)Link(R) Private Line Service and Customer's designated carrier. Any delay by Customer in providing such information to Level 3 may delay Level 3's provision of the necessary cross-connection. Notwithstanding any such delay in the provision of the cross-connection, billing for the (3)Link(R) Private Line Service shall commence on the Service Commencement Date. Level 3 may charge Customer non-recurring and monthly recurring cross-connect fees to make such connection.

5. CONNECTION TO CUSTOMER PREMISES.

(A) Where (3)Link(R) Private Line Service is being terminated Off-Net at the Customer Premises through an Off-Net Local Loop to be provisioned by Level 3 on behalf of Customer, the charges set forth in the Customer Order for such
(3)Link(R) Private Line (Off-Net) Service assumes that such (3)Link(R) Private Line (Off-Net) Service will be terminated at a pre-established demarcation point or minimum point of entry (MPOE) in the building within which the Customer Premises is located, as determined by the local access provider. Level 3 may charge Customer additional non-recurring charges and/or monthly recurring charges not otherwise set forth in the Customer Order for such (3)Link(R)Private Line (Off-Net) Service where the local access provider determines that it is necessary to extend the demarcation point or MPOE through the provision of additional infrastructure, cabling, electronics or other materials necessary to reach the Customer Premises. Level 3 will notify Customer of any additional non-recurring charges and/or monthly recurring charges as soon as practicable after Level 3 is notified by the local access provider of the amount of such charges.

(B) In addition, where (3)Link(R) Private Line Service is being terminated Off-Net at the Customer Premises through an Off-Net Local Loop to be provisioned by Level 3 on behalf of the Customer, the charges and the Service Term set forth in the Customer Order for such (3)Link(R) Private Line (Off-Net) Service assumes that such (3)Link(R) Private Line (Off-Net) Service can be provisioned by Level 3 through the local access provider selected by Level 3 (and/or Customer) for the stated Service Term. In the event Level 3 is unable to provision such
(3)Link(R) Private Line (Off-Net) Service through the selected local access provider or the selected local access provider requires a longer Service Term than that set forth in the Customer Order, Level 3 reserves the right, regardless of whether Level 3 has accepted the Customer Order, to suspend provisioning of such (3)Link(R) Private Line (Off-Net) Service and notify Customer in writing of any additional non-recurring charges, monthly recurring charges and/or Service Term that may apply. Upon receipt of such notice, Customer will have five (5) business days to accept or reject such changes. If Customer does not respond to Level 3 within the five (5) business day period, such changes will be deemed rejected by Customer. In the event Customer rejects the changes (whether affirmatively or through the expiration of the five (5) business day period), the affected (3)Link(R) Private Line (Off-Net) Service will be cancelled without cancellation or termination liability of either party.

6. (3)HUB(SM) PRIVATE LINE SERVICE.

(A)     (3)Link(R) Private Line Service is also available configured as
(3)Hub(SM) Private Line Service. (3)Hub(SM) Private Line Service is comprised of
(i) a single (3)Link(R) Private Line Service between two (2) locations (such single (3)Link(R) Private Line Service is sometimes referred to as the
(3)Hub(SM) Private Line Facility); and (ii) one or more individual (3)Link(R) Private Line Service(s) within the (3)Hub(SM) Private Line Facility (such individual (3)Link(R) Private Line Services are each sometimes referred to as a
(3)Hub(SM) Private Line Circuit). (3)Hub(SM) Private Line Circuits will have equal or less capacity than the (3)Hub(SM) Private Line Facility. The (3)Link(R) Private Line Service(s) comprising any (3)Hub(SM) Private Line Service shall be configured as specified in the applicable Customer Order.

(B) Notwithstanding any terms and conditions in the Agreement or this Service Schedule to the contrary, Customer may not terminate a (3)Hub(SM) Private Line Facility regardless of cause without either (i) terminating all
(3)Hub(SM) Private Line Circuit(s) within such (3)Hub(SM) Private Line Facility and paying all applicable termination charges related thereto; and/or (ii) converting all (3)Hub(SM)

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

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS, MARKED "[***]," HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Private Line Circuits comprising such (3)Hub(SM) Private Line Facility into stand-alone (3)Link(R) Private Line Service(s) (without changing the end-point locations) at Level 3's then standard charges for the remainder the applicable Service Term.

7.  SERVICE LEVELS.

(A) Installation Service Level. Level 3 will exercise commercially reasonable efforts to install any (3)Link(R) Private Line Service on or before the Customer Commit Date specified for the particular (3)Link(R) Private Line Service. This Installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer or Customer Orders that are altered at Customer's request after submission and acceptance by Level 3. In the event Level 3 does not meet this Installation Service Level for a particular
(3)Link(R) Private Line Service for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the non-recurring charges ("NRC") and/or monthly recurring charges ("MRC") for the affected (3)Link(R) Private Line Service as set forth in the following table:

For any (3)Link(R) Private Line (On-Net) Service:

Installation Delay Beyond
Customer Commit Date              Service Level Credit
--------------------------        ----------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]

For any (3)Link(R) Private Line (Off-Net) Service:

Installation Delay Beyond
Customer Commit Date              Service Level Credit
--------------------------        ----------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]

(B) Availability Service Level for Protected (3)Link(R) Private Line Service. The Availability Service Level for Protected (3)Link(R) Private Line Service is [***]% for Protected Terrestrial (3)Link(R) Private Line (On-Net) Service, [***]% for Protected Submarine (3)Link(R) Private Line (On-Net) Service, and [***]% for Protected Terrestrial (3)Link(R) Private Line (Off-Net) Service. In the event that any Protected (3)Link(R) Private Line Service becomes unavailable (as defined below) for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Protected (3)Link(R) Private Line Service based on the cumulative unavailability of the affected Protected (3)Link(R) Private Line Service in a given calendar month as set forth in the following table.

For any Protected (3)Link(R) Private Line (On-Net) Service:

Cumulative Unavailability
(in hrs:mins:secs)                Service Level Credit
--------------------------        ----------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]

For any Protected Terrestrial (3)Link(R) Private Line (Off-Net) Service:

Cumulative  Unavailability
(in hrs:mins:secs)                Service Level Credit
--------------------------        ----------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]

For purposes of this Section 7(B) and Section 7(C) below, "unavailable" or "unavailability" means the duration of a break in transmission measured from the first of ten (10) consecutive severely erred seconds ("SESs") on the affected
(3)Link(R) Private Line Service until the first of ten (10) consecutive non-SESs. An SES is a second with a bit error ratio of greater than or equal to 1 in 1000.

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

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

(C) Availability Service Level for Unprotected (3)Link(R) Private Line Service. In the event that any Unprotected (3)Link(R) Private Line Service becomes unavailable (as defined in Section 7(B) above) for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Unprotected (3)Link(R) Private Line Service based on the cumulative unavailability for the affected Unprotected (3)Link(R) Private Line Service in a given calendar month as set forth in the following table:

For any Unprotected (3)Link(R)Private Line (On-Net) Service:

Cumulative Unavailability
(in hrs:mins:secs)                Service Level Credit
--------------------------        ----------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]

For any Unprotected Terrestrial (3)Link(R)Private Line (Off-Net) Service:

Cumulative Unavailability
(in hrs:mins:secs)                Service Level Credit
--------------------------        ----------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]

(D)     Off-Net Service Limitations. The Service Levels set forth in this
Section 7 and the rights of termination pursuant to Section 4.4 of the Agreement respecting (3)Link(R) Private Line (Off-Net) Service shall only apply to Terrestrial (3)Link(R) Private Line (Off-Net) Service with end point locations in the United States and/or the European Union. For any other Off-Net Local Loop Service or (3)Link(R) Private Line (Off-Net) Service provisioned by Level 3 through a third party carrier for the benefit of Customer and not otherwise covered by this Section 7, Level 3 will pass-through to Customer any service levels and associated credits (or other express remedies) (if applicable) provided to Level 3 by the applicable third party carrier.

8. CHRONIC OUTAGE. Customer may elect to terminate an affected On-Net
(3)Link(R)Private Line Service prior to the end of the Service Term without termination liability if, for reasons other than an Excused Outage,

        (1) For Protected On-Net (3)Link(R) Private Line Service, such Protected On-Net (3)Link(R) Private Line Service is unavailable (as defined in
Section 7(B) above) for [***] or more separate occasions of more than [***] each OR for more than [***] in the aggregate in any [***]; or

        (2) For Unprotected On-Net (3)Link(R) Private Line Service, such Unprotected On-Net (3)Link(R) Private Line Service is unavailable (as defined in
Section 7(B) above) for [***] or more separate occasions of more than [***] each OR for more than [***] in the aggregate in any [***].

Customer may only terminate such On-Net (3)Link(R) Private Line Service that is unavailable as described above, and must exercise its right to terminate the affected On-Net (3)Link(R) Private Line Service under this Section, in writing, within thirty (30) days after the event giving rise to a right of termination hereunder, which termination will be effective as set forth by Customer in such notice of termination. Except for any credits that have accrued pursuant to
Section 7, this Section 8 sets forth the sole remedy of Customer for chronic outages or interruptions of any (3)Link(R) Private Line Service.

                                SERVICE SCHEDULE
                             (3)CENTER(R) COLOCATION

1. APPLICABILITY. This Service Schedule is applicable only where Customer orders Colocation Space and associated services (i.e., power and (3)Tech(SM) Service).

2. DEFINITIONS. Any capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

(A) "Colocation Area" shall mean the location within a Gateway in which Colocation Space ordered by Customer is located.

(B) "Colocation Space" shall mean the location(s) within the Colocation Area where Customer is permitted to colocate communications and networking equipment pursuant to a Customer Order accepted by Level 3.

(C) "(3)Tech(SM) Service" shall mean Level 3 technician services, which may include, without limitation, (i) basic on-site, on demand first-line maintenance and support, including power cycling, and (ii) scheduled support, maintenance, installation and removal of equipment, cabling and other related support services, consistent with Level 3's then current written (3)Tech(SM) Service Description, as amended by Level 3 from time to time, a copy of which shall be made available to Customer upon request.

(D) "Hot Aisle Cold Aisle" shall mean the arrangement of Customer equipment where the equipment air intake is facing a common aisle ("Cold Aisle"), and the air exhaust of the equipment faces the alternate common aisle ("Hot Aisle"), as designated by Level 3.

(E) "Colocation Environment" shall mean relative humidity in the Colocation Area of 40%-60% and temperature in the Colocation Space at a maximum of 78 degrees Fahrenheit (26 degrees Celsius), as measured 6'6" above the finished floor, and 8" in front of Customer equipment on the Cold Aisle.

3. GRANT OF LICENSE. Customer shall be granted the right to occupy the Colocation Space identified in an accepted Customer Order during the Service Term. Level 3 retains the right to access any Colocation Space for any legitimate business purpose at any time.

4. USE OF COLOCATION SPACE. Customer shall be permitted to use the Colocation Space only for placement and maintenance of communications equipment. Customer may access the Colocation Space twenty four (24) hours per day, seven (7) days per week, subject to any and all rules, regulations and access requirements imposed by Level 3 governing such access.

5. LEVEL 3 MAINTENANCE. Level 3 shall perform janitorial services, environmental systems maintenance, power plant maintenance and other actions as are reasonably required to maintain the Colocation Area in which the Colocation Space is located in a condition that is suitable for the placement of communications equipment. Level 3 shall maintain a Colocation Environment in the facility at all times. Customer shall install equipment in a Hot Aisle Cold Aisle configuration. Customer shall maintain the Colocation Space in an orderly and safe condition, and shall return the Colocation Space to Level 3 at the conclusion of the Service Term in the same condition (reasonable wear and tear excepted) as when such Colocation Space was delivered to Customer. EXCEPT AS EXPRESSLY STATED HEREIN OR IN ANY CUSTOMER ORDER, THE COLOCATION SPACE SHALL BE DELIVERED AND ACCEPTED "AS IS" BY CUSTOMER, AND NO REPRESENTATION HAS BEEN MADE BY LEVEL 3 AS TO THE FITNESS OF THE COLOCATION SPACE FOR CUSTOMER'S INTENDED PURPOSE.

6. RELEASE OF LANDLORD. If and to the extent that Level 3's underlying leases so require (but only if they so require) Customer hereby agrees to release Level 3's landlord (and its agents, subcontractors and employees) from all liability relating to Customer's access to the Gateway and the Colocation Area and Customer's use and/or occupancy of the Colocation Space.

7. SECURITY. Level 3 will provide and maintain in working condition card reader(s), scanner(s) and/or other access device(s) as selected by Level 3 for access to the Colocation Area. Customer shall under no circumstances "prop open" any door to, or otherwise bypass the security measures Level 3 has imposed for access to, the Colocation Area. Level 3 will provide a locking device for the Colocation Space, and Customer shall be solely responsible for locking and/or activating such device. In the event that unauthorized parties gain access to any Level 3 facility through access cards, keys or other access devices provided to Customer, Customer shall be responsible for any damages caused by such parties. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery thereof to Customer.

8. PROHIBITED ACTIVITIES. Customer shall abide by any posted or otherwise communicated rules relating to use of, access to, or security measures respecting each Level 3 facility. Customer's rights of access and use will be immediately terminated if Customer or any of its agents or employees possess any firearms, illegal drugs or alcohol in a facility or engage in any criminal activity in any facility.

9. TERMINATION OF USE. Level 3 shall have the right to terminate Customer's use of the Colocation Space or the Service delivered therein in the event that: (a) Level 3's rights to use the Gateway terminates or expires for any reason; (b) Customer is in default hereof; (c) Customer makes any material alterations to the Colocation Space without first obtaining the written consent of Level 3; or
(d) Customer allows personnel or contractors access to the Level 3 facilities who have not been approved by Level 3 in advance. With respect to items (b), (c) and (d), unless (in Level 3's opinion) Customer's actions interfere or have the potential to interfere with other Level 3 customers, Level 3 shall provide Customer a written notice and a ten (10) day opportunity to cure before terminating Customer's rights to the Colocation Space.

10. REMOVAL OF EQUIPMENT. Within 2 days following the expiration or termination of the Service Term for any Colocation Space, Customer shall remove all Customer equipment from the Colocation Space. In the event Customer fails to remove the equipment within such 2-day period, Level 3 may disconnect, remove and dispose of Customer's equipment without prior notice. Customer shall be responsible for any costs and expenses incurred by Level 3, or its agent, representative or contractor, resulting from disconnection, removal, disposal and storage of Customer's equipment. Level 3 shall not be obligated to release equipment to Customer unless Customer has paid all such costs and expenses and all other charges due and owing by Customer to Level 3 under the Agreement. Level 3 shall not be liable for any loss or damage incurred by Customer arising out of Level 3's disconnection, removal, storage or disposal of Customer's equipment.

11. SUBLICENSES. Customer may sublicense the use of Colocation Space under the following conditions: (a) all proposed sublicensees must be approved in writing by Level 3 in Level 3's sole discretion, except Customer may sublicense the use of the Colocation Space to an Affiliate of Customer upon prior written notice to Level 3; (b) Customer hereby guarantees that all such parties shall abide by the terms of the Agreement, this Service Schedule and the applicable Customer Order;
(c) Customer shall indemnify, defend and hold Level 3 harmless from all claims brought against Level 3 arising from any act or omission of any sublicensee or its agents; and (d) any such party shall be considered Customer's agent and all of such party's acts and omissions shall be attributable to Customer for the purposes of the Agreement and this Service Schedule. In the event Customer sublicenses use of the Colocation Space without Level 3's prior written approval, Level 3 may upon ten (10) days' prior written notice reclaim the sublicensed portion of the Colocation Space. Customer shall surrender such reclaimed Colocation Space and shall be subject to termination charges associated with the reclaimed Colocation Space as provided in Section 3.7 of the Agreement. No refunds shall be made to Customer regarding reclaimed Colocation Space.

12.  CHANGES.

(A) Level 3 reserves the right to change (at Level 3's cost) the location or configuration of the Colocation Space licensed to Customer; provided that Level 3 shall not arbitrarily require such changes. Level 3 and Customer shall work in good faith to minimize any disruption in Customer's services that may be caused by such changes in location or configuration of the Colocation Space.

(B) Notwithstanding anything in Section 3.1 of the Agreement to the contrary and unless otherwise agreed in writing by the parties, in the event any Customer Order for Colocation Space is altered (including, without limitation, any changes in the configuration or build-out of the Colocation Space) at Customer's request after Customer's submission and Level 3's acceptance of such Customer Order that results in a delay of Level 3's delivery of such Colocation Space to Customer, billing for such Colocation Space shall commence no later than the original Customer Commit Date.

13. INSURANCE. Prior to occupancy by Customer of any Colocation Space and during the Service Term, Customer shall procure and maintain the following minimum insurance coverage: (a) Workers' Compensation in compliance with all applicable statutes of appropriate jurisdiction (including Employer's Liability with limits of $500,000 each accident); (b) Commercial General Liability with combined single limits of $1,000,000 each occurrence; and (c) "All Risk" Property insurance covering all of Customer's personal property located in the Gateway. Customer acknowledges that it retains the risk of loss for, loss of (including, without limitation, loss of use), or damage to, Customer equipment and other personal property located in a Level 3 facility. Customer further acknowledges that Level 3's insurance policies do not provide coverage for Customer's personal property located in a Level 3 facility. Customer shall, at its option, maintain a program of property insurance or self-insurance covering loss of or damage to its equipment and other personal property. Customer's Commercial General Liability policy shall be endorsed to show Level 3 (and any underlying property owner, as requested by Level 3) as an additional insured. Customer shall waive and/or cause its insurance carriers to waive all rights of subrogation against Level 3, which will include, without limitation, an express waiver in all insurance policies. Customer shall furnish Level 3 with certificates of insurance demonstrating that Customer has obtained the required insurance coverage prior to use of any Level 3 facility. Such certificates shall contain a statement that the insurance coverage shall not be materially changed or cancelled without at least 30 days' prior written notice to Level 3. Customer shall require any contractor, customer or other third party entering the Gateway on Customer's behalf to procure and maintain the same types, amounts and coverage extensions as required of Customer above.

14  (3)TECH(SM) SERVICE.

(A) Level 3 may provide (3)Tech(SM) Service on Customer's equipment within the Colocation Space from time to time as mutually agreed between the parties. Customer may order (3)Tech(SM) Service by contacting Level 3 Customer Service or such other means as Level 3 may make available from time to time. For
(3)Tech(SM) Service that is scheduled support beyond the basic on-site, on-demand first-line maintenance and support, Level 3 shall not be obligated to perform such (3)Tech(SM) Service until a scope of such (3)Tech(SM) Service to be provided has been mutually agreed by the parties in writing. Upon Level 3's acceptance of such order (and the parties' execution of a scope document, if required), Level 3 will perform the (3)Tech(SM) Service in accordance with Customer's directions. Unless otherwise agreed, pricing for (3)Tech(SM) Service shall be at Level 3's then current rates.

(B) ANY (3)TECH(SM) SERVICE IS PROVIDED ON AN "AS-IS" BASIS AND LEVEL 3 MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE.

(C) Under no circumstances will Level 3 be responsible for performing any warranty-affecting work, and Level 3 shall not be liable

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.


to Customer or any third party to the extent any work performed violates and/or voids, in whole or in part, any equipment, software and/or manufacturer's warranty. Subject to Section 18(C) below, Level 3's cumulative liability for damages arising out of or related to Level 3's performance or failure to perform any (3)Tech(SM) Service will be limited to direct damages in an amount not to exceed the total fees paid by Customer to Level 3 for the particular (3)Tech(SM) Service giving rise to the liability.

15. STORAGE OF CUSTOMER EQUIPMENT. Level 3 may, at its option, agree to store equipment that Customer intends to colocate in Customer's Colocation Space for not more than 45 days prior to the applicable Customer Commit Date. Storage of such equipment is purely incidental to the Service ordered by Customer and Level 3 will not charge Customer a fee for such storage. No document delivered as part of such storage shall be deemed a warehouse receipt. Absent Level 3's gross negligence or intentional misconduct, Level 3 shall have no liability to Customer or any third party arising from such storage. In the event Customer stores equipment for longer than 45 days, Level 3 may, but shall not be obligated to, return Customer's equipment to Customer without liability, at Customer's sole cost and expense.

16. PROMOTIONAL SIGNAGE. Customer may display a single promotional sign with Customer's name and/or logo on the outside of any Colocation Space; provided such signage does not exceed 8 inches by 11 inches. All other promotional signage is prohibited.

17. POWER.

(A)     The pricing for power shall be on a breakered amp load basis.

(B) The supportable power density in any Colocation Space is 125 watts/square foot (1250 watts/square meter) of primary breakered power. Any additional power required by Customer is subject to prior written approval by Level 3.

(C) In the event the power utility increases the price paid by Level 3 for power provided to any Colocation Space, Level 3 may pass-through to Customer such price increase upon prior written notice to Customer.

18. SERVICE LEVELS.

(A) Installation Service Level. This Installation Service Level applies to cabinet and private suite Colocation Space. Level 3 will exercise commercially reasonable efforts to install any Colocation Space on or before the Customer Commit Date specified for such Colocation Space. This Installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer, Customer Orders that are altered at Customer's request after submission and acceptance by Level 3, or Customer Orders that require Level 3 to configure Colocation Space to specifications other than Level 3's standard specifications for Colocation Space (such standard specifications shall be made available to Customer upon request). In the event Level 3 does not meet this Installation Service Level for a particular Colocation Space for reasons other than an Excused Outage, Customer will be entitled to a service credit equal to [***] for the affected Colocation Space for each day of delay, up to a monthly maximum credit of [***].

(B) Power Service Level. In the event of any outage of Level 3 provided power to the Colocation Space for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the MRC for the affected Colocation Space based on the cumulative unavailability for the affected service in a given calendar month as set forth in the following table):

Cumulative  Unavailability
(in hrs:mins:secs)                Service Level Credit
------------------------------    ---------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

(C) (3)Tech(SM) Service Response Time Service Level. The Response Time Service Level for (3)Tech(SM) Service for basic on-site, on-demand first-line maintenance and support is as set forth below. This Response Time Service Level shall not apply to any (3)Tech(SM) Service that is for scheduled support, maintenance, installation or removal. This Response Time Service Level is measured from the time Level 3 Customer Service receives and logs Customer's
(3)Tech(SM) Service request with all of the necessary information requested by Level 3 Customer Service, until a Level 3 technician is dispatched in response to the particular request. In the event Level 3 does not meet the following Response Time Service Level for reasons other than an Excused Outage, Customer will be entitled to a service credit equal to [***] for each hour beyond the Response Time Service Level (capped at [***] per location per month).

            Service Level
------------------------------------
Hours of Operation     Response Time
-------------------    -------------
[***]                  [***]
[***]                  [***]

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

                                SERVICE SCHEDULE
       (3)LINK(R) CROSS CONNECT SERVICE AND MONDO CONDO FIBER LINK SERVICE

1. APPLICABILITY. This Service Schedule is applicable only where Customer orders
(3)Link(R)Cross Connect Service and/or Mondo Condo Fiber Link Service.

2. DEFINITIONS. Any capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

3. SERVICE DESCRIPTION. (3)Link(R) Cross Connect Service is copper or fiber optic cabling cross-connected between Level 3 provided (3)Center(R) Colocation (cabinets and/or suites), other Level 3 provided Service or Facilities and/or third party provided services or facilities that terminate within the Level 3 Gateway. Mondo Condo Fiber Link Service is fiber optic cabling that provides connectivity between the Level 3 Mondo Condo facility and the Level 3 Gateway in the same metropolitan area. Mondo Condo Fiber Link Service can provide connectivity between Level 3 provided (3)Center(R) Colocation (cabinets and/or suites) within a Level 3 Mondo Condo facility and the Level 3 Gateway, Level 3 provided dark fiber and/or third party provided services or facilities that terminate within a Level 3 Gateway.

4. INTERCONNECTION. Unless otherwise agreed between the parties, any (3)Link(R) Cross Connect Service or Mondo Condo Fiber Link Service will be interconnected to a Level 3 provided panel within the Level 3 Gateway (and not directly to Customer provided equipment or facilities). Upon request of Customer at the time of submission of the applicable Customer Order, Level 3 will interconnect such
(3)Link(R) Cross Connect Service or Mondo Condo Fiber Link Service directly to Customer provided equipment or facilities within the Level 3 Gateway; provided, however, Level 3 shall not be liable to Customer or any third party for any loss or damage to such Customer provided equipment or facilities arising out of such direct interconnection.

5. SERVICE LEVEL. Level 3 will exercise commercially reasonable efforts to install any (3)Link(R) Cross Connect Service and any Mondo Condo Fiber Link Service on or before the Customer Commit Date specified for the particular
(3)Link(R) Cross Connect Service or Mondo Condo Fiber Link Service (as the case may be). This Installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer or Customer Orders that are altered at Customer's request after submission and acceptance by Level 3. In the event Level 3 does not meet this Installation Service Level for a particular
(3)Link(R) Cross Connect Service or Mondo Condo Fiber Link Service (as the case may be) for reasons other than an Excused Outage, Customer will be entitled to a service credit off of the non-recurring charges ("NRC") and/or monthly recurring charges ("MRC") for the affected (3)Link(R) Cross Connect Service or Mondo Condo Fiber Link Service (as the case may be) as set forth in the following tables:

For (3)Link(R)Cross Connect Service:

Installation Delay Beyond
Customer Commit Date              Service Level Credit
--------------------------        -------------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]

For Mondo Condo Fiber Link Service:

Installation Delay Beyond
Customer Commit Date              Service Level Credit
--------------------------        -------------------------
[***]                             [***]
[***]                             [***]

                                SERVICE SCHEDULE
                         ONLINE CUSTOMER SERVICE CENTER

1. APPLICABILITY. This Service Schedule is applicable only to Customer's access to and use of Level 3's Online Customer Service Center (the "Online CSC System").


2. DEFINITIONS. Any capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

3. DESCRIPTION. The Online CSC System is an online Customer Service Center that provides Customer with reporting, pricing, availability, and other order information (specific to Customer) for Service ordered under the Agreement.

4. AUTHORIZED USERS.

(A) Customer may enroll for access to the Online CSC System by signing and returning a completed Authorized User Access Form as designated by Level 3, a copy of which is available from Level 3 upon request, for each individual who is authorized to access and use the Online CSC System on behalf of Customer (each an "Authorized User"). Customer shall have the right to add or delete Authorized Users or change the access rights and authority of any Authorized User from time to time at Customer's discretion by submission to Level 3 of the appropriate form(s) designated by Level 3 and available upon request. Level 3 will send written confirmation (via e-mail) of its receipt of such written request, and will implement such additions, deletions or changes by close of business on the second (2nd) business day after receipt of such written request.

(B) Customer agrees that the person using the Online CSC System username and password is the Authorized User assigned to that username and password, and has the access rights and authority to bind Customer consistent with the access rights and authority assigned by Customer to that Authorized User in the applicable Authorized User Access Form.

(C) Customer shall be responsible for the confidentiality and use of all Online CSC System user name(s), password(s) and other security data, methods and devices provided by Level 3 to Customer for use by Authorized Users. Customer shall be responsible for the cost of replacing any security devices lost or stolen after delivery by Level 3 to Customer. Customer shall immediately notify Level 3 if there is any unauthorized use of Customer's username(s), password(s) and other security data, methods or devices.

5. ADDITIONAL TERMS AND CONDITIONS. Customer agrees to be bound by any add itional terms and conditions displayed on the Online CSC System and agreed (or accepted) by Customer that may be applicable to any Service or Customer Order submitted via the Online CSC System.

6. CHANGES, SUSPENSION OR TERMINATION OF THE ONLINE CSC SYSTEM. Level 3 may, at any time and without notice, change, modify and/or alter the Online CSC System, including, without limitation, the functionality of the Online CSC System and the Service available for ordering by Customer therein; provided, however, that Level 3 shall use commercially reasonable efforts to notify Customer of such changes, additions or deletions. In addition, Level 3 may, without cause, suspend or terminate Customer's access to the Online CSC System or otherwise discontinue the Online CSC System, in whole or in part, upon written notice to Customer.

7. PROPRIETARY RIGHTS. Customer agrees that Level 3's Online CSC System is the property of Level 3. Customer agrees not to use Level 3's Online CSC System other than for its intended use and, in no event, shall Customer provide access to the Online CSC System to any person other than an Authorized User.

8. ORDERING SERVICE THROUGH THE ONLINE CSC SYSTEM. This Section 8 shall be applicable to Customer's submission of Customer Orders and/or reservations for Service to Level 3 via the Online CSC System.

(A) Without limiting the generality of Section 4(B) above, Customer acknowledges and agrees that any Customer Order for Service submitted via the Online CSC System by an Authorized User with Customer Order submission authority shall constitute a valid and binding Customer Order of Customer (subject to the same terms and conditions for all Customer Orders under the Agreement), and Customer shall be responsible for any and all charges associated with such Customer Order.

(B) Level 3 shall confirm the submission of a Customer Order by forwarding to Customer via e-mail a "Confirmation" or "Rejection" of the Customer Order within one (1) business day of receipt of the Customer Order via the Online CSC System. In the event Customer does not receive either a Confirmation or Rejection within such time frame, Customer should contact its Level 3 account representative. Notwithstanding the terms of Section 2.2 of the Agreement, Level 3's delivery of the Confirmation shall constitute Level 3's acceptance of any Customer Order submitted via the Online CSC System, and shall create a binding obligation on the part of the parties respecting the Service referenced in the Confirmation. If the Confirmation incorrectly states any of the terms that Customer believes are applicable to its Customer Order, Customer shall deliver written notice of its objection to the Confirmation within two (2) business days following Level 3's delivery of the Confirmation. In the event that an objection to a Confirmation is delivered to Level 3 within such two (2) business day period, then the parties shall confer in an effort to resolve such objection.

(C) Both Customer and Level 3 agree that the electronic order process (as more particularly described in this Section 8) within the Online CSC System creates a valid and binding Customer Order between Level 3 and Customer.

(D) In the event that Customer determines through the Online CSC System that certain Service is then available but Customer does not desire to submit a Customer Order for such Service, Customer may be permitted to reserve such Service for a period of time in accordance with the reservation terms and conditions displayed on the Online CSC System.

                                SERVICE SCHEDULE
                            (3)CROSSROADS(R) SERVICE

1. APPLICABILITY. This Service Schedule is applicable only where Customer orders
(3)CrossRoads(R) Service.

2. DEFINITIONS. Any capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

(A) "Back-Up Port" shall mean any (3)CrossRoads(R) Service port other than the Primary Port that is configured to send/receive traffic only in the event that the applicable Primary Port becomes unavailable to send or receive traffic. The Back-Up Port must be identified as such in the Customer Order and provisioned on a Level 3 router or switch (within the same Level 3 Facility) that is separate from the Primary Port.

(B) "Committed Data Rate" shall mean the minimum data rate committed by Customer and set forth in the Customer Order (expressed in Megabits per second
(Mbps)).

(C)     "IP Fiber Extension" shall mean a dark fiber local access solution for
(3)CrossRoads(R) Service between the Level 3 Gateway and the Customer Premises (or such other point of interconnection) in which unprotected IP service is delivered using Level 3 Facilities and Customer facilities, as mutually agreed between the parties. Level 3 shall, in its sole discretion, determine whether Customer may utilize an IP Fiber Extension under this Service Schedule, or must obtain dark fiber pursuant to a separate dark fiber Service Schedule to be executed by the parties.

(D) "Off-Net Send Traffic" shall mean Send Traffic that terminates to any location that is not on the Level 3 network.

(E) "On-Net Intracity Send Traffic" shall mean On-Net Send Traffic that does not transit Level 3's long haul transmission facilities.

(F) "On-Net Send Traffic" shall mean Send Traffic that terminates to a location that is on the Level 3 network.

(G) "Primary Port" shall mean any (3)CrossRoads(R) Service port that is configured to send/receive Customer's (3)CrossRoads(R) Service traffic during normal network operations, as identified in the applicable Customer Order.

(H) "Receive Traffic" shall mean traffic from any origination point that is received by Customer from the Level 3 network.

(I) "Send Traffic" shall mean traffic from any origination point that is sent by Customer onto the Level 3 network.

3. SERVICE DESCRIPTION. (3)CrossRoads(R) Service is an IP transit service (including dedicated IP access port(s)) providing access to the Level 3 IP network and the global Internet. (3)CrossRoads(R) Service is available through Serial/POS and Ethernet interfaces. (3)CrossRoads(R) Service is available in a "Standard" configuration or a "Protected" configuration. Standard
(3)CrossRoads(R) Service is configured with a single Primary Port and no Backup Port. Protected (3)CrossRoads(R) Service is configured with both a Primary Port and a Backup Port.

4. CHARGES. Customer may elect to be billed based on a Committed Data Rate, through Destination Sensitive Billing, or at a Fixed Rate. The manner of billing selected will be set forth in each Customer Order.

(A)     Committed Data Rate charges for (3)CrossRoads(R) Service consist of four
(4) components: (a) a non-recurring installation charge per port; (b) a monthly recurring port charge (if applicable); (c) a monthly recurring charge based on the Committed Data Rate; and (d) monthly usage charges to the extent usage in a particular month exceeds the Committed Data Rate.

The Committed Data Rate shall apply to either a particular (3)CrossRoads(R) Service port or in the aggregate to all (3)CrossRoads(R) Service ports provided hereunder, as stated in the applicable Customer Order. The following shall apply (as applicable):

        (1)     If the Committed Data Rate applies to a particular
(3)CrossRoads(R) Service port, Customer's per port usage of (3)CrossRoads(R) Service (both Send Traffic and Receive Traffic) across such port will be sampled every five (5) minutes for the previous five (5) minute period. At the end of the month, the top five percent (5%) of Send Traffic and Receive Traffic samples for such port shall be discarded. The higher of the resulting ninety-fifth
(95th) percentile value for Send Traffic or Receive Traffic for such port will be compared to the Committed Data Rate applicable to the port. If the ninety-fifth (95th) percentile of either Send Traffic or Receive Traffic is higher than the applicable Committed Data Rate, Customer will, in addition to being billed for the Committed Data Rate, be billed at this ninety-fifth (95th) percentile level for any usage in excess of such Committed Data Rate at the contracted-for price per Megabit.

        If Customer's selected (3)CrossRoads(R) Service port is a dedicated DS-3 or E-3 port, Customer may elect, subject to additional charges as mutually agreed between the parties, a rate limiting option (a "CDR Cap") in the applicable Customer Order. Upon such election, Level 3 will configure the port such that the maximum bandwidth allowed to be sent to or received from the port is capped at the CDR Cap. Level 3 will not accept Customer traffic in excess of the CDR Cap if such option is elected. Any subsequent change to such CDR Cap will be subject to additional charges as mutually agreed between the parties.

        (2)     If the Committed Data Rate applies in the aggregate to all
(3)CrossRoads(R) Service ports (an "Aggregate CDR"), Customer's usage of
(3)CrossRoads(R) Service (both Send Traffic and Receive Traffic) will be sampled every five (5) minutes for the previous five (5) minute period for each port. At the end of the month, the top five percent (5%) of Send Traffic and Receive Traffic samples shall be discarded for each port. The higher of the resulting 95th percentile value for Send Traffic or Receive Traffic for each port will be added together to determine Customer's aggregate usage and such aggregate usage will be compared to the Aggregate CDR. If such aggregate usage is higher than the Aggregate CDR, Customer will, in addition to being billed for the Aggregate CDR, be billed for any aggregate usage in excess of the Aggregate CDR at the contracted-for price per Megabit.

(B) Destination Sensitive Billing charges for (3)CrossRoads(R) Service consist of three (3) components: (a) a non-recurring installation charge per port; (b) a monthly recurring port charge; and (c) monthly usage charges. Customer's usage of (3)CrossRoads(R) Service (both Send Traffic and Receive Traffic) will be measured and recorded by Level 3 every five minutes. At the end of the month, the top five percent (5%) of the Send Traffic and Receive Traffic samples will be discarded. If the ninety-fifth (95th) percentile Receive Traffic sample shows (3)CrossRoads(R) Service usage greater than the usage shown in the ninety-fifth (95th) percentile Send Traffic sample, then Customer will be billed for the amount of (3)CrossRoads(R) Service usage shown in the ninety-fifth
(95th) percentile sample for the Receive Traffic. If the ninety-fifth (95th) percentile sample for the Send Traffic shows (3)CrossRoads(R) Service usage greater than the usage shown in the ninety-fifth (95th) percentile Receive Traffic sample, then the total Send Traffic will be categorized as Off-Net Send Traffic, On-Net Send Traffic and On-Net Intracity Send Traffic, and Customer will be billed for the usage shown in the ninety-fifth (95th) percentile sample for each category.

(C) Fixed Rate charges for (3)CrossRoads(R) Service consist of two (2) components: (a) a non-recurring installation charge per port; and (b) a monthly recurring port charge.

5. IP ADDRESSES AND DOMAIN NAMES. In the event that Level 3 assigns to Customer an IP address as part of the provision of Service, such IP address shall (upon Level 3's request and to the extent permitted by law) revert to Level 3 after termination of the applicable Customer Order for any reason whatsoever, and Customer shall cease using such address. At any time after such termination, Level 3 may re-assign such address to another user. In the event that Level 3 obtains for Customer a domain name (which may be required in some European jurisdictions), Customer shall be the sole owner of such domain name. Customer shall be solely responsible for:

(A)     paying any fees (including renewal fees) relating thereto;

(B) complying with any legal, technical, administrative, billing or other requirements imposed by the relevant domain name registration authority;

(C) modifying such domain name in the event Customer changes service providers; and

(D) all third party claims (including claims for intellectual property infringement) relating thereto, and Customer shall indemnify and hold Level 3 harmless from all such claims and expenses (including legal fees and court costs) related thereto.

6. IP FIBER EXTENSIONS.

(A) Pursuant to a Customer Order submitted by Customer and accepted by Level 3, the parties may agree that Level 3 will provide Customer with an IP Fiber Extension as part of the local access solution for any (3)CrossRoads(R) Service provided hereunder. Level 3 will invoice Customer, and Customer agrees to pay Level 3, the charges associated with any such IP Fiber Extension as set forth in the applicable Customer Order. Unavailability or degradation of (3)CrossRoads(R) Service caused by or attributable to IP Fiber Extensions shall be considered Excused Outages. The foregoing notwithstanding, Level 3 will use commercially reasonable efforts to respond to any such unavailability or degradation (on Level 3 Facilities) associated with any IP Fiber Extension within four (4) hours after becoming aware of the same and shall use commercially reasonable efforts to repair traffic-affecting discontinuity within twelve (12) hours after Level 3's representatives arrive at the problem site and have the ability to begin uninterrupted repair activities.

(B) Level 3 shall have the right to supervise and control in a reasonable manner all activities concerning any IP Fiber Extension provided hereunder, including, without limitation, all Level 3 manholes/handholes. Any work required by Customer respecting any IP Fiber Extension provided hereunder, including without limitation, (i) splicing the Customer fibers, and (ii) interconnection between the Customer network and the Level 3 network, shall be undertaken only by or (with Level 3's consent) under the supervision of Level 3.

(C) Prior to delivery of any IP Fiber Extension, Level 3 shall test the dark fiber contained in such IP Fiber Extension in accordance with the then-current version of Level 3's interconnection policies and guidelines.

7. SERVICE LEVELS.

(A) Installation Service Level. Level 3 will exercise commercially reasonable efforts to install any (3)CrossRoads(R) Service on or before the Customer Commit Date specified for the particular (3)CrossRoads(R) Service. This Installation Service Level shall not apply to Customer Orders that contain incorrect information supplied by Customer or Customer Orders that are altered at Customer's request after submission and acceptance by Level 3. In the event Level 3 does not meet this Installation Service Level for a particular
(3)CrossRoads(R) Service for reasons other than an Excused Outage, Customer will be entitled to a service credit for each day of delay

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

equal to either (i) for (3)CrossRoads(R) Service billed on an Aggregate CDR basis, [***] or (ii) for (3)CrossRoads(R) Service with any other manner of billing, [***], in each case up to a monthly maximum credit of [***].

(B)     Availability Service Level. The Availability Service Level for
(3)CrossRoads(R) Service is [***]% for Standard (3)CrossRoads(R) Service and [***]% for Protected (3)CrossRoads(R) Service. Standard (3)CrossRoads(R) Service is considered unavailable if the Primary Port is unable to send or receive traffic; Protected (3)CrossRoads(R) Service is considered unavailable if both the Primary Port and the Backup Port are unable to send or receive traffic.

In the event that (3)CrossRoads(R) Service becomes unavailable for reasons other than an Excused Outage, Customer will be entitled to a service credit off of [***]. Service credits, in each case, are based on the cumulative unavailability of the affected (3)CrossRoads(R) Service port in a given calendar month as set forth in the following table:

For Standard (3)CrossRoads(R) Service:

Cumulative  Unavailability
(in hrs:mins:secs)                Service Level Credit
--------------------------        ----------------------
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]

For Protected (3)CrossRoads(R) Service:

Cumulative  Unavailability
(in hrs:mins:secs)                Service Level Credit
--------------------------        ----------------------
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]

(C) Delay Service Level. The Delay Service Level for (3)CrossRoads(R) Service is as set forth in the following table:

Route                             Delay Service Level
--------------------------        ----------------------
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]

The Delay Service Level is measured as an average one-way delay over a calendar month for traffic on the Level 3 network between Gateways. Delay measurements may be obtained from the Level 3 website at www.level3.com. In the event of a delay in excess of the Service Levels set forth above for reasons other than an Excused Outage, Customer will be entitled to receive a service credit off of the greater of [***]. Service credits, in each case, are as set forth in the following table:

Amount of Delay in
Excess of Service Level           Service Level Credit
--------------------------        ----------------------
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]
[***]                                     [***]

    (D)     Packet Delivery Service Level. The Packet Delivery Service Level for
            (3)CrossRoads(R) Service is [***]% for On-Net traffic between Gateways. Packet Delivery is the average number of Internet Protocol ("IP") packets of information that transit the Level 3 network and are delivered by Level 3 to the intended On-Net destination in a calendar month. Packet Delivery measurements may be obtained from the Level 3 web site at www.level3.com. In the event Level 3 does not meet the Packet Delivery Service Level for reasons other than an Excused Outage or as a result of any Off-Net Local Loop (whether provisioned by Customer or Level 3), Customer will be entitled to receive a service credit off of [***]. Service

            Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

            credits, in each case, are as set forth in the following table:

    Packet Delivery        Service Level Credit
----------------------    ----------------------
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]
[***]                             [***]

8. CHRONIC OUTAGE. Customer may elect to terminate an affected (3)CrossRoads(R) Service prior to the end of the Service Term without termination liability if, for reasons other than an Excused Outage:

        (1)     For Protected (3)CrossRoads(R) Service, such Protected
(3)CrossRoads(R) Service is unavailable (as defined in Section 7(B) above) for [***] or more separate occasions of more than [***] hours each OR for more than [***] in the aggregate in any calendar month; or

        (2)     For Standard (3)CrossRoads(R) Service, such Standard
(3)CrossRoads(R) Service is unavailable (as defined in Section 7(B) above) for three (3) or more separate occasions of more than twelve (12) hours each OR for more than forty two (42) hours in the aggregate in any [***].

Customer may only terminate such (3)CrossRoads(R) Service that is unavailable as described above, and must exercise its right to terminate the affected
(3)CrossRoads(R) Service under this Section, in writing, within thirty (30) days after the event giving rise to a right of termination hereunder, which termination will be effective as set forth by Customer in such notice of termination. Except for any credits that have accrued pursuant to Section 7, this Section 8 sets forth the sole remedy of Customer for chronic outages or interruptions of any (3)CrossRoads(R) Service.

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